                                  SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
     Proxy Statement Pursuant To Section 14 (A) of The Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant toss.240.14a-12

                        DELTA CAPITAL TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)      Title of each class of securities to which transaction applies:
             __________________________________________________________________

    (2)      Aggregate number of securities to which transaction applies:
             __________________________________________________________________

    (3)      Per unit price or other underlying value of transaction
             computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
             __________________________________________________________________

    (4)      Proposed maximum aggregate value of transaction:
             __________________________________________________________________

    (5)      Total fee paid:
             __________________________________________________________________

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)      Amount Previously Paid:
             __________________________________________________________________

    (2)      Form, Schedule or Registration Statement No.:
             __________________________________________________________________

    (3)      Filing Party:
             __________________________________________________________________

    (4)      Date Filed:
             __________________________________________________________________

                        DELTA CAPITAL TECHNOLOGIES, INC.
                     SUITE 225 - 999 - 8TH STREET SOUTH WEST
                            CALGARY, ALBERTA T2R 1J5

                  NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Delta Capital Technologies, Inc.

         Notice is hereby given that the 2000 Annual Meeting of Stockholders (the "Annual Meeting") of Delta Capital Technologies, Inc. (the "Company") will be held on May 18, 2000 at the offices of our solicitors, Gordon J. Fretwell Law Corporation, Suite 920 - 800 West Pender Street, Vancouver, British Columbia, Canada at 10:00 a.m., local time, to consider and act upon the following matters:

         1. To elect five directors, to hold office until the 2001 Annual Meeting of the Stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal (Proposal No. 1);

         2. To ratify the appointment of Peterson, Sullivan, P.L.L.C. as the Company's independent auditors for the year ending December 31, 2000 (Proposal No. 2); and

         3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on April 27, 2000 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. The stock transfer books of the Company will remain open for the purchase and sale of the Company's common stock, par value $0.001 per share.

         All stockholders are cordially invited to attend the Annual Meeting.


                                             By order of the Board of Directors,

                                             /s/ Paul Davis
                                             --------------
                                             Paul Davis
                                             President
Calgary, Alberta, Canada
April 28,  2000

         WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE PROVIDED TO ENSURE REPRESENTATION OF YOUR SHARES AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. IF YOU SEND IN YOUR PROXY CARD AND THEN DECIDE TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT ENCLOSED HEREWITH.

                        DELTA CAPITAL TECHNOLOGIES, INC.
                     SUITE 225 - 999 - 8TH STREET SOUTH WEST
                            CALGARY, ALBERTA T2R 1J5

             PROXY STATEMENT FOR 2000 ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held on May 18, 2000

GENERAL

         This Proxy Statement is furnished to the stockholders of Delta Capital Technologies, Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Company's board of directors (the "Board of Directors") of proxies for use in voting at the annual meeting of stockholders of the Company (the "Annual Meeting") to be held on May 18, 2000, at the offices of our solicitors, Gordon J. Fretwell Law Corporation, Suite 920 - 800 West Pender Street, Vancouver, British Columbia, Canada at 10:00 a.m., local time, and any adjournment or postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting. You may revoke your proxy and change your vote at any time prior to voting at the Annual Meeting by delivering to the Company (to the attention of Judith Miller, the Company's Secretary) a written notice of revocation or by attending the Annual Meeting and voting in person.

         The Company's Annual Report for the year ended December 31, 1999 is being mailed to stockholders with the mailing of the Notice of Meeting and Proxy Statement on or about May 2, 2000.

VOTING SECURITIES AND VOTES REQUIRED

         The outstanding voting securities of the Company as of the close of business on April 27, 2000, the record date for the determination of stockholders entitled to notice of or to vote at the Annual Meeting (the "Record Date"), consisted of 14,600,000 shares of common stock, par value of $0.001 per share ("Common Stock"). Holders of each share of Common Stock are entitled to one vote on all matters properly brought before the Annual Meeting. Stockholders are not permitted to cumulate votes for the purpose of electing directors or otherwise.

         Under the Company's Bylaws, the holders of a majority of the shares of Common Stock issued, outstanding and entitled to vote on any matter shall constitute a quorum with respect to that matter at the Annual Meeting. Stockholders holding shares of Common Stock who are present in person or represented by proxy (including stockholders who abstain from voting their shares or who do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present.

         The affirmative vote of the holders of plurality of votes cast by the stockholders entitled to vote at the Annual Meeting is required for the election of directors. The approval of the ratification of the independent auditors of the Company for the fiscal year ending 2000 will require the affirmative vote of holders of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Abstentions are shares which abstain from voting on a particular matter. Abstentions effectively count as votes against Proposal No. 2, but have no effect on Proposal No. 3.

Broker non-votes are shares held in "street name" by brokers or nominees who indicate on their proxies that the do not have discretionary authority to vote such shares as to a particular matter. Broker non-votes effectively count as votes against Proposal No. 2, but have no effect on Proposal No. 3.

         This solicitation of proxies is being made by and paid for by the Company. Besides this solicitation by mail, our directors, officers and other employees may solicit proxies. Such persons will not receive any additional compensation for assisting in the solicitation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners. We will reimburse such persons and our transfer agent for their reasonable out-of-pocket expenses in forwarding such material. We may also retain the services of proxy solicitation, information agent and/or mailing service to perform the broker nominee search and to distribute proxy materials to banks, brokers, nominees and intermediaries, for which the Company would not pay more than $5,000.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information, as of April 27, 2000, with respect to any person (including any "group," as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) who is known to the Company to be the beneficial owner of more than five percent of any class of the Company's voting securities, and as to those shares of the Company's equity securities beneficially owned by each of its directors and nominees for director, the executive officers of the Company named in the Summary Compensation Table under the heading "Compensation of Executive Officers" below, and all of its directors and executive officers as a group. Unless otherwise specified in the table below, such information, other than information with respect to the directors and officers of the Company, is based on a review of statements filed with the Securities and Exchange Commission pursuant to Sections 13(d), 13(f), and 13(g) of the Exchange Act with respect to the Company's Common Stock. As of the Record Date, there were 14,600,000 shares of Common Stock outstanding.

         The number of shares of Common Stock beneficially owned by each person is determined under the rules of the Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after April 27, 2000 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise specified, the address for each person below is c/o Delta Capital Technologies, Inc., Suite 225-999-8th Street South West, Calgary, Alberta, Canada T2R 1J5.


                                                                    Shares of
                                                                  Common Stock         Percentage of Common
            Name and Address of Beneficial Owner               Beneficially Owned        Stock Outstanding
            ------------------------------------               ------------------      --------------------
T. Davis Capital Corp.                                                 800,000                   5.48%
P.O. Box 18002, Tsawwassen Postal Outlet, Delta, British
Columbia, Canada

Michael E. Horsey                                             0               0%
502-1230 Hamilton Street, Vancouver,
British Columbia, Canada

Paul Davis(1)                                         5,000,000(1)        34.25%
8 Stratton Place SW, Calgary, Alberta, Canada
Kevin Wong(2)                                           803,571(2)         5.50%
341 - 33rd Avenue NE, Calgary, Alberta, Canada
Judith Miller(3)                                        296,000(3)         2.03%
B201 - 1331 Homer Street, Vancouver,
British Columbia, Canada
Michael Steele(4)                                       412,500(4)         2.83%
2351 Chicoutimi Drive, NW, Calgary, Alberta,
Canada
All directors and executive officers as a group       7,312,071           50.08%
(5 persons)

(1) Represents Mr. Davis' beneficial ownership of 5,000,000 shares of the Company issued to 827109 Alberta Ltd.

(2) Represents Mr. Wong's beneficial ownership of 803,571 shares of the Company issued to 827109 Alberta Ltd.

(3) Includes 200,000 shares of Common Stock which Ms. Miller has the right to acquire within 60 days after April 27, 2000 upon exercise of outstanding options.

(4) Includes 200,000 shares of Common Stock which Mr. Steele has the right to acquire within 60 days after April 27, 2000 upon exercise of outstanding warrants.


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         The persons named in the enclosed proxy will vote to elect as directors the five nominees named below, unless the proxy is marked otherwise. If a stockholder returns a proxy without contrary instructions, the persons named as proxies will vote to elect as directors the nominees named below, each of whom is currently a member of the Board of Directors of the Company.

         Each director will be elected to hold office until the 2001 Annual Meeting of Stockholders and until his successor is duly elected and qualified. All of the nominees have indicated their willingness to serve, if elected; however, if any nominee should be unable to serve, the shares of Common Stock represented by proxies may be voted for a substitute nominee designated by the Board of Directors.

         There are no family relationships between or among any officers or directors of the Company.

         Set forth below are the name and age of each member of, and nominee to, the Board of Directors, and the positions and offices held by him, his principal occupation and business experience during the past five years, the names of other publicly held companies of which he serves as a director and the year of the commencement of his term as a director of the Company. Information with respect to the number of shares of Common Stock beneficially owned by each director directly or in directly, as of April 27, 2000, appears above under the heading "Stock Ownership of Certain Beneficial Owners and Management."

NOMINEES FOR DIRECTOR

         PAUL DAVIS, age 48, has been President, Chief Executive Officer and a Director of the Company since June 4, 1999. Mr. Davis founded, in October, 1996, SiCom Solutions Inc. which developed the Software. Since SiCom's inception Mr. Davis has been responsible for developing SiCom's business model, integration strategy, partnership and financing. In the period 1994 to October, 1996 Mr. Davis was President and CEO of HPCC High Performance Computing Centre ("HPCC"), a Calgary, Alberta based private company. During this employment with HPCC Mr. Davis' responsibility was to develop high performance computing and advanced applications associated with high-speed networking. In 1994 Mr. Davis received his Bachelor of Applied Science, Electrical Engineering with a specialty in computing technology and power engineering.

         MICHAEL E. HORSEY, age 58, has been Chairman of the Board and Director of the Company since February 4, 2000. Mr. Horsey is the principal of Stadium Partners Services Inc. which assists sports and entertainment owners and operators in the development and operation of facilities. Mr. Horsey is also the former President of Northwest Arena Corporation, the developer of the $175 million General Motors Place in Vancouver, British Columbia. He is a former Deputy Minister of Tourism for the Province of British Columbia and an Executive Vice-President of a major Canadian advertising agency. Mr. Horsey has had a long-standing interest in technology, having served as a director for Net Nanny, the Vancouver-based Internet screening filter Software Company and he has been involved in several high tech ventures.

         KEVIN WONG, age 26, has been Director of Delta Capital since June 4, 1999. Mr. Wong has been Vice President and Director of SiCom Solutions Inc. since 1997 where he developed the technical information and inception model for the Software. In the 4 years prior to April, 1997, Mr. Wong attended University during which time he obtained a law degree from the University of Windsor, Ontario.

         JUDITH MILLER, age 59, has been Secretary and Director of Delta Capital since April 28, 1998. Ms. Miller has been President and Director of J.A.M. Corporate Consultants Inc. ("JAM") since March 1994. JAM, which is wholly owned by Ms. Miller, is a private company incorporated pursuant to the laws of British Columbia, provides a variety of services including office management and administration, meeting and special event planning, office redesign/relocation, and fund raising. Ms. Miller is the sole employee of JAM and accordingly is responsible for providing JAM's services.

         MICHAEL STEELE, age 38, was appointed to the Company's Board of Directors and as Senior Vice-President, Marketing and Development on April 18, 2000. Mr. Steele entered into an employment agreement with the Company whereby he is paid a base salary of Cdn$96,000 per year for a minimum of five years commencing January 1, 2000. Mr. Steele is one of the founding partners in The Matridigm Corporation and has extensive exposure to strategic marketing, research, business planning, branding, communications and operations. Mr. Steele provides Delta with extensive senior management/executive skill and contacts with key business decision-makers, customers, media, bankers and analysts. Mr. Steele has undertaken key roles in the development of the many companies' foundation marketing, sales and mergers/acquisition strategies, as well as the preparation of detailed revenue forecasts. His role at Matridigm was as lead marketing/strategy/business consultant for the company's clients. His clients have included: MetroNet Communications, TELUS Advanced Communications, Group Telecom, TrizecHahn, Boyd Geomatic, Merak Projects Inc., SYNSORB Biotech and COMAC Food Group among others.

         BOARD RECOMMENDATION

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR EACH OF PAUL DAVIS, MICHAEL E. HORSEY, KEVIN WONG, JUDITH MILLER AND MICHAEL STEELE AS DIRECTORS OF THE COMPANY TO HOLD OFFICE UNTIL THE 2001 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL HIS OR HER SUCCESSOR IS DULY ELECTED AND QUALIFIED OR UNTIL HIS OR HER EARLIER DEATH, RESIGNATION OR REMOVAL.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During 1999 the board of directors met 4 times. Each director attended all meetings.

         The Company does not have any committees of its board of directors.

DIRECTOR COMPENSATION

         None of the Directors receive Director's fees or out-of-pocket expenses relating to attendance at meetings of the Board of Directors, or otherwise. However, Judith Miller received certain fees in 1999 for performing certain administrative services for the Company and commencing January 1, 2000, Michael Steele receives a base salary of Cdn$96,000 per year. See "Certain Relationships and Related Transactions".


                      EXECUTIVE OFFICERS OF THE REGISTRANT
OFFICERS

         The following table sets forth the names, ages and positions of the current executive officers of the Company:

           Name        Age                     Position
           ----        ---                     --------
Michael E. Horsey       58     Chairman of the Board and Director
Paul Davis              48     President, Chief Executive Officer and Director
Judith Miller           59     Corporate Secretary and Director
Michael Steele          38     Vice President, Marketing and Developing

         The biographies for each executive officer are set forth under "Election of Directors - Nominees for Director."

COMPENSATION OF EXECUTIVE OFFICERS

         Employment Arrangements

         To date the Company does not have written employment agreements with any of its employees, except an employment agreement with Michael Steele which commenced January 1, 2000. See "certain Relationships and Related Transactions".

         Summary Compensation Table

         The following table sets forth certain information with respect to the annual and long term compensation paid to the Chief Executive Officer for the preceding three (3) years. No director or executive officer received compensation in excess of $100,000 in 1999. See "Certain Relationships and Related Transactions."

                      Annual Compensation                               Long Term Compensation
                   -------------------------                     -----------------------------------
                                                                          Awards             Payouts
                                                                 ------------------------    -------
                                                                 Securities    Restricted                All Other
    Name and                                     Other Annual       Under        Shares/                  Compen-
   Principal        Year     Salary    Bonus     Compensation      Options     Restricted     LTIP        Sation
    Position       Ending     ($)       ($)           ($)          Granted     share Units   PayOuts        ($)
   ---------       ------    ------    -----     -------------   ----------    -----------   -------     ----------
Paul Davis          1997      Nil       Nil           Nil            Nil          Nil          Nil          Nil
President           1998      Nil       Nil           Nil            Nil          Nil          Nil          Nil
                    1999      Nil       Nil           Nil            Nil          Nil          Nil          Nil


         Stock Options

         On September 15, 1999 the Company entered into a written agreement which reduced to writing previous verbal arrangements, pursuant to which Judith Miller was granted a stock option to purchase 200,000 shares of the Company at an exercise price of $0.0075 per share exercisable on or before December 31, 1999. On December 30, 1999, the Board of Directors approved a resolution to extend the expiration date of the stock options to March 31, 2000 and the extension was reduced to writing pursuant to a letter dated January 7, 2000. By consent resolution dated March 16, 2000 the stock option expiration date was extended again to March 31, 2001. The options were given as compensation for prior services and were considered to have no value on the date of grant because the stock of Delta Capital had no established market value at that time.

         The following table summarizes stock options and SAR's held as of December 31, 1999 by the Company's executive officers and presents the value of unexercised options and SAR's held by the named executives at year end:

                   AGGREGATE OPTION/SAR EXERCISES IN LAST YEAR
                         AND YEAR END OPTION/SAR VALUES

                                                   Number of Securities        In the Money Options/SAR's
                      Shares                      Underlying Unexercised           at Fiscal Year End
                     Acquired       Value      Options/SAR's at Fiscal Year     Unexercisable/Exercisable
       Name         on Exercise   Realized    End Unexercisable /Exercisable               (1)
       ----         -----------   --------    ------------------------------   --------------------------
Paul Davis              Nil          Nil                   Nil                             Nil
Judith Miller           Nil          Nil           200,000 Unexercised                  $414,500

 (1) Value is based on the closing sales price of the Company's Common Stock on December 31, 1999 ($2.08), the last trading day of the Company's fiscal year, less the applicable option exercise price.

         Stock Option Exercises

         Up through April 27, 2000, the only stock options granted by the Company, remain outstanding.

         Long Term Incentive Plans

         Up through April 27, 2000, the Company did not have a long term incentive plan.

         Pension Plans

         Up through April 27, 2000, the Company did not have a pension plan.

         Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the Company's common stock to file with the Commission initial reports of ownership and reports of changes in ownership of common stock of the Company. Officers, directors and greater than 10% stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) filing requirements.

         To the Company's knowledge, none of the directors, executive officers and greater than 10% stockholders complied with Section 16(a) filing requirements. However, each director, executive officer and 10% stockholder delivered manually signed copies of all applicable forms to the United Stated Securities and Exchange Commission on April 10, 2000.

         Report of the Board of Directors

         The Board of Directors is responsible for determining the compensation and benefit packages of each executive officer and employee of the Company. The Board of Directors establishes compensation policies for the Company's Chief Executive Officer and all other executive officers and employees of the Company.

         Annual compensation for the Company's executives generally consists of a base salary and from time to time, the Board of Directors may consider the granting of stock options and the payment of cash bonuses based upon performance in a particular year.

         The salary for executives is generally set by reviewing compensation for competitive positions in the market and the historical compensation levels of the executives. Increases in annual salaries are based on actual corporate and individual performance against targeted performance and various subjective performance criteria. Targeted performance criteria vary for each executive based on his area of responsibility, and may include achievement of the operating budget for the Company as a whole or of a business group of the Company, continued innovation in development and commercialization of the Company's technology and products, timely development and commercial introduction of new products or processes, implementation of financing strategies and establishment of strategic licensing and development alliances with third parties. Subjective performance criteria include an executive's ability to motivate others, develop the skills necessary to grow as the Company matures, recognize and pursue new business opportunities and initiate programs to enhance the Company's growth and success. The Board of Directors does not use a specific formula based on these targeted performance and subjective criteria, but instead makes an evaluation of each executive officer's contributions in light of all such criteria.

         Compensation at the executive officer level also includes the long-term incentives afforded by stock options. The stock option program is designed to promote the identity of long-term interests between the Company's employees and its shareholders and assist in the retention of executives. The size of option grants is generally intended to reflect the executive's position with the Company and his contributions to the Company, including his success in achieving the individual performance criteria described above.

         Base Salaries

         The base salaries of the Company's executive officers have been set by reviewing compensation for competitive positions in the market and the historical compensation levels of such executives. The Company has not entered into an employment agreement with any of its executive officers, except for the employment agreement with Michael Steele commencing January 1, 2000 whereby Mr. Steele receives a base salary of Cdn$96,000 per year.

         Compliance with Internal Revenue Code Section 162(m)

         Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to the corporation's Chief Executive Officer and four other most highly compensated executive officers. Qualifying performance compensation will not be subject to the deduction limit if certain requirements are met. The Company intends to structure the performance-based portion of the compensation of its executive officers (which currently consists of stock option grants and performance based bonuses described above), in a manner that complies with the new statute to mitigate any disallowance of deductions.

                                     Board of Directors


                                     Paul Davis
                                     Michael E. Horsey
                                     Kevin Wong
                                     Judith Miller
                                     Michael Steele

         Common Stock Performance

         The Company's common stock is currently traded on the National Association of Securities Dealers Inc. Automated Quotation System's Bulletin Board, using the stock symbol "DCTG. The Company's common stock commenced trading in March 1999 and the highest and lowest prices for it's common stock during each quarter between March 1999 and April 27, 2000 are as follows:

   Quarter       April 1-
   Ended:        27, 2000      March 2000      December 1999       September 1999     June 1999     March 1999
   -------       --------      ----------      -------------       --------------     ---------     ----------
  HIGH             3.19           6.00              3.00                3.10             3.00          3.00
  LOW              2.00           3.40              2.00                2.00             2.07          2.15

         These quotations reflect inter-dealer prices without retail mark-up, mark-down or commission and may not represent actual transactions

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company is subject to various conflicts of interest arising out of its relationships with its executive officers, directors and stockholders, including conflicts related to the arrangements by which the Company acquired certain of its assets, as described below are conducted as arm's-length transactions and were in the best interest of the Company. The Company intends to continue to exercise its best business judgment and discretion in involving any such conflicts between the Company and others with respect to these and all other matters, and the Company believes that it will generally be able to resolve such conflicts on an equitable basis.

         Michael E. Horsey, Chairman of the Board and Director, does not hold any shares of the Company or any entity affiliated with the Company.

         Paul, Davis, President and Director of the Company and President and Director of 827109 Alberta Ltd., holds 6,750,000 shares of 827109 Alberta Ltd. and 3,140,857 shares of SiCom. Mr. Davis receives $6,000.00 per month as an employee of 827109 Alberta Ltd..

         Kevin Wong, Director of the Company and is Director and Vice-President of Technology of 827109 Alberta Ltd.. Mr. Wong owns 2,250,000 shares of 827109 Alberta Ltd. and 440,000 shares of SiCom and he receives C$4,000 per month as an employee of the 827109 Alberta Ltd..

         Rajesh Taneja, Former Director of the Company received C$3,000 per month as an employee of the Company.

         Judy Miller, Director and Secretary of the Company owns 96,000 shares of the Company and has an opinion to purchase 200,000 shares of the Company for $0.0075 per share exercisable until March 31, 2001. Ms. Miller originally participated in a private placement for 24,000 shares of the Company at $.001 per share prior to the consolidation of the Company's shares on a 4:1 basis. The Company paid Ms. Miller US$2,000 in November 1998 for administrative services and pursuant to a verbal consulting contract effective June 15, 1999 receives C$3,500 per month from the Company.

         Michael Steele, Director and Vice President, Marketing and Developing, owns 212,500 restricted shares of the Company and 200,000 warrants of the Company exercisable at US$2.00 until April 13, 2007. Effective January 1, 2000, Mr. Steele entered into an employment agreement with the Company whereby he receives Cdn$96,000 per year for a minimum of five years or until terminated pursuant to the provisions as contemplated by the employment agreement.

         During the last two years the Company has not been a party to and it is not proposed that the Company will be a party to any transactions in which any director, nominee for election as a director, executive officer, beneficial owner of greater than 5% of the Company's common shares or any member of the immediate family of such persons had or is to have a direct or indirect material interest except the following:

         (a)      Share Exchange Agreement with 827109 Alberta Ltd.:



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

                  Pursuant to the Share Exchange Agreement dated June 1, 1999, the Company issued 5,000,000 common shares to 827109 Alberta Ltd. in exchange for 5,000,000 common shares of 827109 Alberta Ltd.. Paul Davis, President and Director of the Company is President and Director of 827109 Alberta Ltd. and owns approximately 48.21% of the issued capital of 827109 Alberta Ltd.. Mr. Davis receives $6,000 per month as an employee of 827109 Alberta Ltd.. Kevin Wong, a Director of the Company and a Director and officer of 827109 Alberta Ltd. owns approximately 16.07% of the issued capital of 827109 Alberta Ltd. and receives C$4,000 per month as an employee of 827109 Alberta Ltd. Rajesh Taneja, a former Director of the Company received C$3,000 per month as an employee of the Company.

         (b)      Share Exchange Agreement to acquire The Matridigm Corporation:

                  Pursuant to the Share Exchange Agreement dated for reference January 1, 2000, the Company issued in the aggregate 500,000 restricted common shares to the five shareholders of The Matridigm Corporation, the aggregate of 490,000 warrants exercisable at US$2.00 until April 13, 2007 to four shareholders of The Matridigm Corporation and paid Cdn$100,000 in the aggregate to the five shareholders of The Matridigm Corporation in exchange for 100 common shares of The Matridigm Corporation, being 100% of the issued and outstanding common shares of The Matridigm Corporation. Michael Steele, a shareholder of The Matridigm Corporation entered into an employment agreement with the Company commencing January 1, 2000 and was appointed to the Company's Board of Directors and as Senior Vice President Marketing and Developing.


                                 PROPOSAL NO. 2
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         Peterson, Sullivan, P.L.L.C of Seattle, Washington audited the Company's financial statements for the year ended December 31, 1999. The Board of Directors has appointed Peterson, Sullivan P.L.L.C. as the Company's independent auditors to audit the Company's financial statements for the year ending December 31, 2000. If the stockholders do not ratify the selection of Peterson, Sullivan P.L.L.C. as the Company's independent auditors, the Board of Directors will reconsider the appointment.

         Peterson, Sullivan, P.L.L.C. has served as the Company's independent auditors since March, 2000 and is considered by management of the Company to be well qualified. The Company has been advised by that firm that neither it nor any member thereof has any financial interest, direct or indirect, in the Company or any of its subsidiaries in any capacity. A representative of Peterson, Sullivan, P.L.L.C. will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

         Although the Company is not required to submit the ratification of the selection of its independent auditors to a vote of shareholders, the Company's board of directors believes that it is a sound policy to do so. In the event that the majority of the votes cast are against the selection of Peterson, Sullivan, P.L.L.C., the directors will consider the vote and the reasons therefor in future decisions on the selection of independent auditors.



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

BOARD RECOMMENDATION

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF PETERSON, SULLIVAN P.L.L.C. AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2000.


                             SHAREHOLDERS PROPOSALS

         January 15, 2001 is the date by which proposals of shareholders intended to be presented at the 2001 Annual Meeting of Shareholders must be received by the Company for inclusion into the Company's proxy statement and form of proxy relating to that meeting.


                                  OTHER MATTERS

         The board of directors does not know of any other matters which are likely to be brought before the meeting. However, in the event that any other matters properly come before the meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment on such matters.


                                                    /s/ Paul Davis
                                                    --------------
                                                    Paul Davis
                                                    President and Director

April 28, 2000
Calgary, Alberta, Canada




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



                                      PROXY
                        DELTA CAPITAL TECHNOLOGIES, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Michael E. Horsey and Judith Miller, and each of them, as proxies, each with the power to appoint his or her substitute to represent and to vote as designated below, all of the shares of common stock of Delta Capital Technologies, Inc. held of record by the undersigned on April 27, 2000 with respect to the Annual Meeting of Stockholders to be held on May 18, 2000, or any adjournment thereof.

         If any nominee name above declines or is unable to serve as a director, the persons named as proxies, and each of them, shall have full discretion to vote for any other person who may be nominated.

1.       Election of Directors
                                                     FOR         WITHHELD
         Nominees:         Paul Davis                [  ]          [  ]
                           Michael E. Horsey         [  ]          [  ]
                           Judith Miller             [  ]          [  ]
                           Kevin Wong                [  ]          [  ]
                           Michael Steele            [  ]          [  ]


2. Ratification of the selection of Peterson, Sullivan P.L.L.C. as auditors of the Company for the year ended December 31, 2000.

                  FOR                   AGAINST                  ABSTAIN
                  [  ]                    [  ]                    [  ]

3. In their discretion, the Proxies are authorized to vote upon all other matters properly brought before the meeting.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED IN THE SPACE PROVIDED. TO THE EXTENT NO DIRECTIONS ARE PROVIDED, THEY WILL BE VOTED "FOR" THE ELECTION OF ANY OR ALL OF THE NOMINEES FOR DIRECTOR AND FOR PROPOSAL 2, AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS PROPERLY BROUGHT BEFORE THE MEETING AND ANY ADJOURMENT THEREOF. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.


Dated May ____, 2000        -----------------------------------
                            Signature

                            -----------------------------------
                            Signature if jointly held

         (Where stock is registered jointly in the names of two or more persons, all should sign. Signature should correspond exactly with the name on the stock certificate. Persons signing in a representative capacity should indicate that capacity.)

                              I DO [  ]  DO NOT [  ]  PLAN TO ATTEND
                              THE ANNUAL MEETING IN PERSON.

         PLEASE VOTE, DATE, SIGN AND INDICATE WHETHER YOU WILL BE ATTENDING THE MEETING AND PROMPTLY RETURN THIS PROXY TO THE ATTENTION OF MS. JUDITH MILLER, CORPORATE SECRETARY OF DELTA CAPITAL TECHNOLOGIES, INC., B201 - 1331 HOMER STREET, VANCOUVER, BRITISH COLUMBIA, CANADA V6B 5M5

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